                                  IRREVOCABLE PROXY

          THIS IRREVOCABLE PROXY is made and entered into, as of the date indicated on the signature page hereof, by and between UNIVERSAL INTERNATIONAL, INC., a Minnesota corporation, as the holder (the "Holder") of shares (together with any shares which may be acquired hereafter, the "Shares) of common stock of ODD'S-N-END'S, INC., a Delaware corporation (the "Company"), and 99 CENTS ONLY STORES, a California corporation ("99 CENTS Only Stores").

          With respect to the proposed merger (the "Merger") of the Company and Odd's-N-End's Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of 99 CENTS Only Stores (the "Sub"), which will be evidenced by an Agreement and Plan of Reorganization (the "Merger Agreement"), the Holder agrees as follows:

     1.   a.   The Holder hereby appoints David Gold and Eric Schiffer, as designees of 99 CENTS Only Stores, or any of them acting alone, the sole and exclusive and true and lawful proxy, agent and attorney-in-fact of the Holder, with full power of substitution and resubstitution, to vote or to execute and deliver written consents or otherwise act with respect to all of the Shares whether now owned or hereafter acquired by the Holder, as fully, to the same extent and with the same effect, as the Holder might or could do under any applicable laws or regulations governing the rights and powers of stockholders of a Delaware corporation, but only in connection with the approval of the Merger and the Merger Agreement and such other matters as 99 CENTS Only Stores may deem necessary to effectuate the Merger and the transactions contemplated under the Merger Agreement (the "Proxy");

          b. The Holder shall execute such additional documents and take such additional actions as 99 CENTS Only Stores may reasonably request to effectuate or further secure and protect the rights of 99 CENTS Only Stores under this Proxy;

          c. 99 CENTS Only Stores and the Holder intend that this Proxy is coupled with an interest in the Shares and in the Company, and, as a result, this Proxy shall be irrevocable until the date this Proxy terminates as provided in Section 5 hereof, whereupon it shall automatically lapse; and

          d. The Holder hereby revokes any other proxy or proxies to act and vote on behalf of any and all Shares now or hereafter owned by the Holder, and hereby ratifies and confirms all acts and votes that the persons specified in this Proxy may lawfully perform by virtue of this authorization.

     2. The Holder agrees that, from and after the date hereof, and until this Proxy shall terminate in accordance with Section 5 hereof, the Holder may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of all or any part of the Shares, except as contemplated by the Merger Agreement and any such transfer or pledge shall be void and of no effect.

     3. The Holder represents and warrants that it beneficially and of record owns 1,913,239 shares of common stock of the Company (which Shares currently constitute all the Shares owned by the Holder or in which the Holder has any other legal or equitable right, title or interest) and has full right, power and authority to vote such Shares and to grant this Proxy with respect to such Shares pursuant hereto, and owns such Shares free and clear of any liens, claims, encumbrances or rights or interests of others.

     4. The Holder agrees not to take any action in respect of the Holder's ownership interest in the Shares including, without limitation, the solicitation of proxies from other stockholders of the Company or voting of the Shares, which may impede, or adversely affect the likelihood of, the consummation of the Merger and the transactions contemplated under the Merger Agreement.

     5. This Proxy shall terminate and this Proxy shall be revoked (i) only with the written consent of 99 CENTS Only Stores; or (ii) on the first to occur of (a) the consummation of the Merger; or (b) the termination of the Merger Agreement in accordance with its terms.

     6. The Holder acknowledges that 99 CENTS Only Stores' rights hereunder are unique and that it will not have adequate remedies at law for the Holder's failure to perform its obligations hereunder. Accordingly, it is agreed that 99 CENTS Only Stores shall have the right to specific performance and equitable injunctive relief for the enforcement of such obligations in addition to all other available remedies at law or in equity.

     7. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED BOTH AS TO VALIDITY AND PERFORMANCE AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF.

           IN WITNESS WHEREOF, this Proxy has been duly executed by or on behalf of each party as of this 2nd day of March, 1998.

ATTEST:                            99 CENTS ONLY STORES,
                                   a California Corporation


   /s/ Andrew Farina               By:    /s/ David Gold
-------------------------             -----------------------------
                                          David Gold
                                   Its:   Chairman of the Board, President
                                          and Chief Executive Officer



WITNESS:                           UNIVERSAL INTERNATIONAL, INC.,
                                   a Minnesota corporation


   /s/ Andrew Farina               By:    /s/ Richard Ennen
-------------------------             -----------------------------
                                          Richard Ennen
                                   Its:   President